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                                                                   EXHIBIT 10.24

                                PLEDGE AGREEMENT



         PLEDGE AGREEMENT (this "Agreement"), dated as of May 14 , 1991, by and between Richard Selden, a resident of the Commonwealth of Massachusetts (the "Pledger") and Transkaryotic Therapies, Inc., a Delaware corporation (the "Pledgee").

         1. Pledge of Stock. The Pledgor hereby pledges, assigns, grants a security interest in, and delivers to the Pledgee, two thousand five hundred (2,500) shares of the common stock of the Pledgee (the "Stock"), to be held by the Pledgee subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Pledger, have been delivered to the Pledgee.

         2. Definitions. As used herein, the following terms shall have the following meanings:

           (a) The term "Collateral" as used herein means the property at any time, whether now or hereafter, pledged to the Pledgee hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, other than income, increases or proceeds received by the Pledger pursuant to 56 hereof.

           (b) The term "Stock" as used herein includes the shares of stock described in Section 1 hereof and any additional shares of stock at the time pledged with the Pledgee hereunder.

           (c) The term "Obligations" as used herein means all indebtedness, obligations and liabilities of the Pledger under the promissory note dated as of the date hereof, issued by the Pledger to the Pledgee in the original principal amount of $125,000 (the "Note"), now existing or hereafter arising, direct or indirect, absolute or contingent, matured or unmatured, arising by operation of law or otherwise.

         3. Security for Obligations. This Agreement and the pledge of the Collateral hereunder is made with the Pledgee as security for the payment and performance of the Obligations.

         4. Liquidation, Recapitalization, Etc. Any sums paid upon or with respect to any of the Stock upon the liquidation or dissolution of the issuer thereof shall be paid over to the Pledgee to be held by it as security for the Obligations; and in case any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Pledgee to be held by it as security for the Obligations. All sums of money and
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property paid or distributed in respect of the Stock upon such a liquidation, dissolution, recapitalization or reclassification which are received by the Pledgor shall, until paid or delivered to the Pledgee, be held in trust for the Pledgee as security for the Obligations.

         5. Warrantor of Title. The Pledger warrants that he has good and marketable title to the Stock described in Section 1 hereof, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the security interest created by this Agreement, and that he has power, authority and legal right to pledge all of such Stock pursuant to this Agreement. The Pledger covenants that he will defend the Pledgee's rights and security interest in such Stock against the claims and demands of all persons whomsoever; and the Pledger covenants that he will have the like title to and right to pledge the Collateral and will likewise defend the Pledgee's rights and security interest therein.

         6. Dividends, Voting, Etc., Prior to Maturity. So long as no Event of Default (as such term is defined in the Note) shall have occurred and be continuing, the Pledger shall be entitled to receive all cash dividends paid in respect of the Stock, and payments on account of taxes and allocated corporate expenses in accordance with past practice, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock. The Pledgor acknowledges and agrees that the Pledgee may cause the Stock to be transferred into its own name as collateral security. All such rights of the Pledger to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing. All such rights of the Pledger to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Pledgee's option, as evidenced by the Pledgee's notifying the Pledger of such election, cease in case an Event of Default shall have occurred and be continuing.

         7. Remedies. If an Event of Default shall have occurred and be continuing, the pledgee shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Pledgee deems expedient:

            (a) if the Pledgee so elects and gives notice of such election to the Pledger, the Pledgee may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Pledger hereby irrevocably constituting and appointing the Agent the proxy and attorney-in-fact of the Pledger, with full power of substitution, to do so);


            (b) the Pledgee may demand, sue for, collect or make any compromise or settlement the Pledgee deems suitable in respect of any Collateral held by it hereunder;


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            (c) the Pledgee may sell, resell, assign and deliver, or otherwise dispose of any or all of the Collateral, for cash and/or credit and upon such terms at such place or places and at such time or times and to such persons, firms, companies or corporations as the Pledgee thinks expedient, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law; and

            (d) the Pledgee may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees, if it has not already done so.

         In the event of any disposition of the Collateral a provided in paragraph (c) of this Section 7, the Pledgee shall give to the Pledgor at least five (5) Business Days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition is to be made. The pledgor hereby acknowledges that five
(5) Business Days' prior written notice of such sale or sales shall be reasonable notice. The Pledgee may enforce its rights hereunder without any other notice and without compliance with any other Condition precedent now or hereunder imposed by statute, rule or law or otherwise (all of which are hereby expressly waived by the Pledgor, to the fullest extent permitted by law). The Pledgee may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed Standard price quotations, the Pledgee may buy at private sale and may make payments thereof by any means. The Pledgee may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Pledgee in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Obligations. Any surplus after the Obligations have been paid in full shall be paid to the Pledgor or to such other persons which are entitled thereto.

         The Pledger recognizes that the Pledgee may be unable to effect a public Sale of the Stock by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a Commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Pledgee agrees that any sale of the Stock shall be made in a commercially reasonable manner.



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         The Pledgor agrees to do or cause to be done all such acts and things as may be necessary to make any sales of any portion or all of the Stock pursuant to this Section 7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky" laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledger further agrees that a breach of any of the covenants contained in this Section 7 will cause irreparable injury to the Pledgee, that the Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against the Pledger and the Pledger hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

         8. Marshaling. The Pledgee shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral pledged hereunder), or other assurances of payment of the Obligations or any of them, or to resort to such security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other fights, however existing or arising. To the extent that he lawfully may, the Pledger hereby agrees that he will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Pledgee's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that he lawfully may, the Pledger hereby irrevocably waives the benefits of all such laws.

         9. Pledgor's Obligations Not Affected. The obligations of the Pledger hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Pledger; (b) any exercise or nonexercise, or any waivers by the Pledgee of any right, remedy, power or privilege under or in respect of any of the Obligations or any security therefor (including this Agreement); (c) any extensions or renewals of any Obligation; (d) any amendment to or modification of the Note or any instrument (other than this Agreement) securing any of the Obligations, or (e) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment for any of the Obligations, whether or not the Pledger shall have notice or knowledge of any of the foregoing.

         10. Transfer, Etc., by Pledgor. Without the prior written consent of the Pledgee, the Pledger will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Collateral or any interest therein, except the pledge thereof provided for in this Agreement.


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         11. Further Assurances. The Pledger will do all such acts, and will furnish to the Pledgee all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Pledgee may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Pledgee hereunder, all without any cost or expense to the Pledgee.

         12. Pledgee's Exoneration. The powers conferred on the Pledgee hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon the Pledgee to exercise any such powers. The Pledgee shall be accountable only for the amounts it actually receives as a result of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Pledgor for any failure to act, except for its own gross negligence or any intentional misconduct. Under no circumstances shall the Pledgee be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind, other than the physical custody thereof, or any matter or proceedings arising out of or relating thereto, other than to exercise reasonable care in the physical custody of the Collateral. The Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Collateral or against other parties thereto, other than to exercise reasonable care in the physical custody of the Collateral. The Pledgee's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in i's possession, under Section 9-207 of the Uniform Commercial Code of the Commonwealth of Massachusetts or otherwise, shall be to deal with such Collateral in the same manner as the Pledgee deals with similar property for its own account. The Pledgees prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.

         13. No Waiver, Etc. No act, failure or delay by the Pledgee shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Pledgee of any default or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever.

         14. Notice, Etc. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic, telecopy or telexed notice, when transmitted, answer back received, addressed as follows: if to the Pledgor, at 106 Bristol Road, Wellesley, MA 02181, and if to the Pledgee, at l95 Albany street, Cambridge, MA, or at such address as either party may designate in writing to the other.

         15. Termination. Upon payment and performance in full of the Obligations in accordance with their terms and the performance by the Pledger of all of his covenants and

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agreements hereunder or, if earlier, upon the Pledgee's termination of the
Pledgor's employment by the Pledgee without cause (as such firm is defined in the Employment Agreement dated as of July 19, 1991 between the Pledgor and the Pledgee), this Agreement shall terminate and the Pledger shall be entitled the return of such Collateral as may then be held by the Pledgee hereunder.

         16. Miscellaneous Provisions. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written document expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party .o be charged. The execution and delivery of this Agreement and pledging of the Stock described in Section 1 hereof are within the Pledger's power and such execution and delivery and she pledging of such Stock do not contravene any law or any rule or regulation thereunder or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledger is a party or by which he or any of his property is bound or constitute a default thereunder. This Agreement and all Obligations of the Pledger shall be binding upon the successors and assigns of the Pledger, and shall, together with the rights and remedies of the Pledgee hereunder, inure to the benefit of the Pledgee, its successors in title and assigns.

         This Agreement is intended to take effect as an instrument under seal and this Agreement and the obligations of the Pledger hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         The descriptive section headings have been inserted for convenience of reference only and do not define or limit the provisions hereof. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The pledger acknowledges receipt of a copy of this Agreement.

         Terms used herein without definition which are defined in the Uniform Commercial Code of Massachusetts have such defined meanings herein, unless the context otherwise indicates or requires.

         17. Waiver of Jury Trial. The Pledger waives his right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the Performance of any such rights or obligations. Except as prohibited by law, the pledger waives any right which he may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Pledgor (a) certifies that neither the Pledgee nor any representative, agent or attorney of the Pledgee has represented, expressly or otherwise, that the Pledgee would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that, in entering into this Agreement, the Pledgee is relying upon, among other things, the waivers and certifications contained in this Section 17.


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         IN WITNESS WHEREOF, intending to be legally bound, the Pledger and the
Agent have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     PLEDGOR:



                                      /s/ Richard F. Selden
                                     -------------------------------------------
                                     Richard Selden


                                     PLEDGEE:

                                     Transkaryotic Therapies, Inc.


                                     By: /s/ K. Michael Forrest
                                     -------------------------------------------
                                     Title: President and CEO



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